Property and Equipment (Tables)	12 Months Ended
Dec. 31, 2013
Property and Equipment
Schedule of components of property and equipment
	December 31,
	2013	2012
Buildings and leasehold improvements	$1,086.6	$930.9
Furniture, fixtures and equipment	571.3	425.5
Total	1,657.9	1,356.4
Less: Accumulated depreciation	(425.7)	(342.7)
Property and equipment, net	$1,232.2	$1,013.7